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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) MARCH 30, 2001
                                                         ---------------------


                      CALIFORNIA COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-87481                    94-3339505
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(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


One Maritime Plaza, Suite 825, San Francisco, California               94111
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (415) 434-1236
                                                  -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.


(a) On March 30, 2001, California Community Bancshares, Inc.'s counsel transmitted a letter to The American Banker for the purpose of correcting certain inaccuracies regarding California Community Bancshares, Inc. in an article in the March 14, 2001 edition of The American Banker. A copy of the letter is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.



Exhibit 99.1  March 30, 2001 letter to The American Banker.




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                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: April 3, 2001                    CALIFORNIA COMMUNITY BANCSHARES, INC.


                                       /s/ David E. Hooston
                                       ---------------------------------------
                                       David E. Hooston, Senior Vice President
                                       and Chief Financial Officer